Accrued Expenses and Other Liabilities	12 Months Ended
Mar. 31, 2026
Accrued Expenses and Other Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER LIABILITIES

NOTE 13 – ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consisted of the following as of March 31, 2026 and 2025:

	As of March 31,
	2026	2025

Accrued payroll and welfare	$906,148	$909,904
Other payable for construction deposit*	1,377,182	1,159,135
Accrued professional service expenses	143,910	194,222
Other current liabilities**	877,421	674,391
Total	$3,304,661	$2,937,652

* As of March 31, 2026 and 2025, the balances of other payable for construction deposit of $1,377,182 and $1,159,135, respectively. These amounts represent a construction deposit paid to the Company by an unaffiliated third party in connection with a tourism town development project, for which the third party was engaged by the Company to carry out the construction work.

In 2019, the unaffiliated party paid the Company $1,330,556 (RMB 9,500,000) as a construction deposit to secure its role in implementing the project. However, due to the third party’s failure to obtain the required construction permits in a timely manner, the project was unable to progress as originally scheduled. In 2023, the Company refunded $150,000 of the deposit to the third party to support certain preliminary preparations, which is expected to be repaid to the Company when the project formally commences.

As the delay in the project was solely due to the third party’s failure to fulfill its permit-related obligations, and the Company was not in breach of any agreement, the remaining balance of the deposit has not been returned. The Company continues to recognize the amount as a liability until further resolution of the project status.

** As of March 31, 2026 and 2025, the balances of other current liabilities $877,421 and $674,391, respectively, represented amounts due to suppliers for operating expenses and to staff who paid for operating expenses on behalf of the Company.